Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes

12. Income Taxes

The Company joins with the Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

The Internal Revenue Service (“IRS”) is currently examining the Allstate Group’s 2011 and 2012 federal income tax returns. The IRS has completed its examination of the Allstate Group’s 2009 and 2010 federal income tax returns and a final settlement related to the examination was approved by the IRS Appeals Division on September 19, 2014. The Allstate Group’s tax years prior to 2009 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of the Allstate Group’s tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for unrecognized tax benefits as of December 31, 2014, 2013 or 2012, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in thousands)	2014	2013
Deferred assets
Unrealized foreign currency translation adjustments	$359	$—
Accrued liabilities	41	41
Other assets	115	—

Total deferred assets	515	41

Deferred liabilities
Unrealized net capital gains	(91,691)	(81,841)
Difference in tax bases of investments	(64,725)	(40,544)
DAC	(28,375)	(25,395)
Life and annuity reserves	(25,871)	(21,051)
Unrealized foreign currency translation adjustments	—	(143)
Other liabilities	(2,802)	(4,408)

Total deferred liabilities	(213,464)	(173,382)

Net deferred liability	$(212,949)	$(173,341)

Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

The components of income tax expense for the years ended December 31 are as follows:

($ in thousands)	2014	2013	2012
Current	$38,729	$6,463	$7,286
Deferred	30,260	15,998	20,260

Total income tax expense	$68,989	$22,461	$27,546

The Company paid income taxes of $21.1 million and $11.7 million in 2014 and 2013, respectively, and received a refund of $5.9 million in 2012.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2014	2013	2012
Statutory federal income tax rate	35.0%	35.0%	35.0%
State income tax expense	0.8	2.3	1.7
Other	(0.4)	(1.5)	(1.2)

Effective income tax rate	35.4%	35.8%	35.5%